Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - CLP ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
CASH AND CASH EQUIVALENTS.
Cash balances	$ 44,326	$ 53,875
Bank balances	98,395,997	35,208,300
Time deposits	5,782,252	11,155,249
Other fixed-income instruments	140,949,349	373,038,602
Total	$ 245,171,924	$ 419,456,026	$ 245,999,192	$ 144,261,845